Exhibit 10.7

EXECUTION VERSION

TWELFTH Amendment to Master Repurchase and securities contract Agreement

This Twelfth Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of February 16, 2022, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”), and TPG RE FINANCE 2, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement dated as of August 19, 2015 (as amended by that certain First Amendment to the Master Repurchase and Securities Contract Agreement, dated as of December 29, 2015, as further amended by that certain Second Amendment to the Master Repurchase and Securities Contract Agreement, dated as of November 3, 2016, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 12, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 14, 2018, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 4, 2018, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 17, 2018, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 16, 2019 and effective as of February 1, 2019, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 19, 2019, as further amended by that certain Ninth Amendment to the Master Repurchase and Securities Contract Agreement, dated as of June 30, 2020, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 23, 2020, as further amended by that certain Eleventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 3, 2021, and as further amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, collectively, the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement to formally increase the Maximum Facility Amount (as defined herein) under the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:
i.
The following definition of “Maximum Facility Amount” hereby replaces the same existing definition in Article 2 of the Master Repurchase Agreement:

“Maximum Facility Amount” shall mean $500,000,000.00.

ii.
Section 3(o) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following “Intentionally Omitted.”.

2.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:
i.
Amendment. This Amendment, duly executed and delivered by Seller and Buyer.
ii.
Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.
3.
Post-Closing Obligations. No later than ten (10) Business Days after the date hereof (or such later time as may be granted by Buyer in its discretion), Seller shall deliver to Buyer the below:
i.
Responsible Officer Certificate. A signed Officer’s Certificate of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor since August 19, 2015, unless otherwise stated therein; and (ii) the authority of Seller, Pledgor and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.
ii.
Legal Opinions. Opinions of outside counsel to Seller reasonably acceptable to Buyer as to such matters as Buyer may reasonably request.
4.
No Amendments. No amendments have been made to the organizational documents of Seller and Guarantor since August 17, 2018, unless otherwise stated therein, which provide for, among other things, the authority of Seller and Guarantor to execute and deliver this Amendment.
5.
Good Standing. Within a reasonable time after the date hereof, Seller shall provide good standing certificates for the Seller, Pledgor and Guarantor.
6.
Continuing Effect; Reaffirmation of Guarantee. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer (including, without limitation, the Guarantee Agreement) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
7.
Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
8.
Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
9.
Governing Law. The provisions of Article 19 of the Master Repurchase Agreement are incorporated herein by reference.
10.
Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
11.
References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

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IN WITNESS WHEREOF, the parties have executed this Amendment as a deed as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:
Name:
Title:

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

Signature Page to Twelfth Amendment

SELLER:

TPG RE FINANCE 2, LTD., a Cayman Islands exempted company

By:
Name:
Title:

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

Signature Page to Twelfth Amendment

AGREED AND ACKNOWLEDGED:

GUARANTOR:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Twelfth Amendment